Supplement dated July 13, 2009
To
Davis New York Venture Fund
Davis Research Fund
Statements of Additional Information
dated December 1, 2008
And
Davis Global Fund
Davis International Fund
Statements of Additional Information
dated March 2, 2009
Davis Selected Advisers, L.P. proposed, and the Independent Directors accepted, amendments reducing the existing adviser fee schedule for the following funds: Davis New York Venture Fund, Davis Research Fund, Davis Global Fund, and Davis International Fund. As of July 1, 2009 Davis Research Fund, Davis Global Fund, and Davis International Fund pay an advisory fee of 0.55% on all assets.
As of July 1, 2009, Davis New York Venture Fund pays advisory fees based upon the following schedule:
Davis New York Venture Fund Advisory Fee Schedule

Assets	Cum. Assets
(millions)	(millions)	Fee*

$3,000	$3,000	0.55%
$1,000	$4,000	0.54%
$1,000	$5,000	0.53%
$1,000	$6,000	0.52%
$1,000	$7,000	0.51%
$3,000	$10,000	0.50%
$8,000	$18,000	0.485%
$7,000	$25,000	0.47%
$8,000	$33,000	0.455%
$7,000	$40,000	0.440%
$8,000	$48,000	0.425%
$7,000	$55,000	0.41%
Excess	$55,000 +	0.395%

*	fee expressed as a percentage of average net assets.

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